UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                  December 17, 2004

NAVTEQ CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-21323	77-0170321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 Merchandise Mart, Suite 900
Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2004, NAVTEQ Corporation’s (the “Company”) U.S. operating subsidiary, NAVTEQ North America, LLC (“NTNA”), entered into an Interim Amendment to Territory License No. 6 and Data License Agreement (the “Amendment”) with Harman International Industries, Incorporated (“Harman”).  The Amendment extends the expiration dates of the existing Data License Agreement dated December 1, 1999 (the “Agreement”), and Territory License No. 6 dated January 1, 2002, which was entered into pursuant to the Agreement.  In addition, the Amendment revises the scope of the geographic coverage of the licensed territory, expands the data content of the license by Harman and provides for a revised schedule of fees payable by Harman.  A copy of the Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statement and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Exhibits.

10.1         Interim Amendment to Territory License No. 6 and Data License Agreement by and between NAVTEQ North America, LLC and Harman International Industries, Incorporated (1)

(1) Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: December 22, 2004	By:	/s/ David B. Mullen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Interim Amendment to Territory License No. 6 and Data License Agreement by and between NAVTEQ North America, LLC and Harman International Industries, Incorporated (1)

(1) Portions of this exhibit have been omitted pursuant to a request for confidential treatment.